                                                                          Page 1

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
           Collection Period: January 1, 2007 through January 31, 2007

                                                                                      Determination Date: 02/12/07
                                                                                            Payment Date: 02/15/07

I. ORIGINAL DEAL PARAMETER INPUTS
    (A) Total Portfolio Balance                                                                  $1,850,899,759.44
    (B) Total Securities Balance                                                                 $1,850,899,759.44
    (C) Class A-1 Notes
      (i)   Class A-1 Notes Balance                                                              $  421,000,000.00
      (ii)  Class A-1 Notes Percentage (C(i)/B)                                                             22.75%
      (iii) Class A-1 Notes Rate                                                                          1.13000%
      (iv)  Class A-1 Notes Accrual Basis                                                               Actual/360
    (D) Class A-2 Notes
      (i)   Class A-2 Notes Balance                                                              $  540,000,000.00
      (ii)  Class A-2 Notes Percentage (D(i)/B)                                                             29.17%
      (iii) Class A-2 Notes Rate                                                                            1.580%
      (iv)  Class A-2 Notes Accrual Basis                                                                   30/360
    (E) Class A-3 Notes
      (i)   Class A-3 Notes Balance                                                              $  340,000,000.00
      (ii)  Class A-3 Notes Percentage (E(i)/B)                                                             18.37%
      (iii) Class A-3 Notes Rate                                                                            2.190%
      (iv)  Class A-3 Notes Accrual Basis                                                                   30/360
    (F) Class A-4 Notes
      (i)   Class A-4 Notes Balance                                                              $  499,000,000.00
      (ii)  Class A-4 Notes Percentage (E(i)/B)                                                             26.96%
      (iii) Class A-4 Notes Rate                                                                            2.790%
      (iv)  Class A-4 Notes Accrual Basis                                                                   30/360
    (G) Certificates
      (i)   Certificates Balance                                                                 $   50,899,759.44
      (ii)  Certificates Percentage (G(i)/B)                                                                 2.75%
      (iii) Certificates Rate                                                                               2.790%
      (iv)  Certificates Accrual Basis                                                                      30/360

    (H) Servicing Fee Rate                                                                                   1.00%
    (I)   Portfolio Summary
      (i)   Weighted Average Coupon (WAC)                                                                    4.17%
      (ii)  Weighted Average Original Maturity (WAOM)                                                        58.66 months
      (iii) Weighted Average Remaining Maturity (WAM)                                                        53.78 months
      (iv)  Number of Receivables                                                                          111,180
    (J) Reserve Account
      (i)   Reserve Account Initial Deposit Percentage                                                       0.50%
      (ii)  Reserve Account Initial Deposit                                                      $    9,254,498.80
      (iii) Specified Reserve Account Percentage                                                             0.75%
      (v)   Specified Reserve Account Balance                                                    $   13,881,748.20
    (K) Yield Supplement Account Deposit                                                         $   20,761,691.70

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
    (A) Total Portfolio Balance                                                                  $  288,370,079.12
    (B) Total Securities Balance                                                                 $  288,370,079.12
    (C) Cumulative Note and Certificate Pool Factor                                                      0.1557999
    (D) Class A-1 Notes
      (i)   Class A-1 Notes Balance                                                              $            0.00
      (ii)  Class A-1 Notes Pool Factor                                                                  0.0000000
      (iii) Class A-1 Notes Interest Carryover Shortfall                                         $            0.00
      (iv)  Class A-1 Notes Principal Carryover Shortfall                                        $            0.00
    (E) Class A-2 Notes
      (i)   Class A-2 Notes Balance                                                              $            0.00
      (ii)  Class A-2 Notes Pool Factor                                                                  0.0000000
      (iii) Class A-2 Notes Interest Carryover Shortfall                                         $            0.00
      (iv)  Class A-2 Notes Principal Carryover Shortfall                                        $            0.00
    (F) Class A-3 Notes
      (i)   Class A-3 Notes Balance                                                              $            0.00
      (ii)  Class A-3 Notes Pool Factor                                                                  0.0000000
      (iii) Class A-3 Notes Interest Carryover Shortfall                                         $            0.00
      (iv)  Class A-3 Notes Principal Carryover Shortfall                                        $            0.00
    (G) Class A-4 Notes
      (i)   Class A-4 Notes Balance                                                              $  277,555,162.01
      (ii)  Class A-4 Notes Pool Factor                                                                  0.5562228
      (iii) Class A-4 Notes Interest Carryover Shortfall                                         $            0.00
      (iv)  Class A-4 Notes Principal Carryover Shortfall                                        $            0.00
    (H) Certificates
      (i)   Certificates Balance                                                                 $   10,814,917.11
      (ii)  Certificates Pool Factor                                                                     0.2124748
      (iii) Certificates Interest Carryover Shortfall                                            $            0.00
      (iv)  Certificates Principal Carryover Shortfall                                           $            0.00
    (I) Servicing Fee
      (i)   Servicing Fee Shortfall                                                              $            0.00

                                                                          Page 2

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
           Collection Period: January 1, 2007 through January 31, 2007

                                                                                      Determination Date: 02/12/07
                                                                                            Payment Date: 02/15/07

    (J) End of Prior Month Account Balances
      (i)   Reserve Account                                                                      $   13,881,748.20
      (ii)   Yield Supplement Account                                                            $    1,229,203.36
      (iii) Payahead Account                                                                     $            0.00
      (iv)  Advances Outstanding                                                                 $      176,924.56
    (K) Portfolio Summary as of End of Prior Month
      (i)   Weighted Average Coupon (WAC)                                                                    3.77%
      (ii)  Weighted Average Remaining Maturity (WAM)                                                        16.81 months
      (iii) Number of Receivables                                                                           55,626
    (L) Note and Certificate Percentages
      (i)   Note Percentage                                                                                 96.44%
      (ii)  Certificate Percentage                                                                           3.56%

III. MONTHLY INPUTS FROM THE MAINFRAME
    (A) Precomputed Contracts Principal
      (i)   Scheduled Principal Collections                                                      $            0.00
      (ii)  Prepayments in Full                                                                  $            0.00
      (iii) Prepayments in Full due to Repurchases                                               $            0.00
    (B) Precomputed Contracts Total Collections                                                  $            0.00
    (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                   $            0.00
    (D) Simple Interest Receivables Principal
      (i)   Principal Collections                                                                $   18,748,540.85
      (ii)  Prepayments in Full                                                                  $    5,268,547.59
      (iii) Repurchased Receivables Related to Principal                                         $            0.00
    (E) Simple Interest Receivables Interest
      (i)   Simple Interest Collections                                                          $      966,382.33
    (F) Payment Advance for Precomputes
      (i)   Reimbursement of Previous Advances                                                   $            0.00
      (ii)  Current Advance Amount                                                               $            0.00
    (G) Interest Advance for simple Interest - Net                                                    ($38,310.33)
    (H) Payahead Account
      (i)   Payments Applied                                                                     $            0.00
      (ii)  Additional Payaheads                                                                 $            0.00
    (I) Portfolio Summary as of End of Month
      (i)   Weighted Average Coupon (WAC)                                                                    3.75%
      (ii)  Weighted Average Remaining Maturity (WAM)                                                        15.91 months
      (iii) Remaining Number of Receivables                                                                 54,231

    (J) Delinquent Receivables                                     # Units          Dollar Amount
                                                              ---------------   ----------------------

      (i)   31-60 Days Delinquent                             1,836     3.39%   $9,502,310.89   3.60%
      (ii)  61-90 Days Delinquent                               654     1.21%   $3,423,841.59   1.30%
      (ii)  91 Days or More Delinquent                          122     0.22%   $  627,033.03   0.24%
    (K) Vehicles Repossessed During Collection Period            23     0.04%   $  140,700.17   0.05%
    (L) Total Accumulated Repossessed Vehicles in Inventory      36     0.07%   $  216,147.80   0.08%

IV. INPUTS DERIVED FROM OTHER SOURCES

    (A) Collection Account Investment Income                                                     $            0.00
    (B) Reserve Account Investment Income                                                        $       61,915.66
    (C) Yield Supplement Account Investment Income                                               $        5,728.80
    (D) Trust Fees Expense                                                                       $        8,000.00
    (E) Aggregate Net Losses for Collection Period                                              -$       43,932.13
    (F) Liquidated Receivables Information
      (i)   Gross Principal Balance on Liquidated Receivables                                           185,459.14
      (ii)  Liquidation Proceeds                                                                         47,346.19
      (iii) Recoveries from Prior Month Charge Offs                                                     182,045.08
    (G) Days in Accrual Period                                                                                  30
    (H) Deal age                                                                                                40

                                               MONTHLY COLLECTIONS
                                               --------------------

V. INTEREST COLLECTIONS
    (A) Total Interest Collections (III(C+E(i)+G)                                                $      928,072.00

VI. PRINCIPAL COLLECTIONS
    (A) Principal Payments Received (III(A((i)+(ii))+(D(i)+(ii)))                                $   24,017,088.44
    (B) Liquidation Proceeds (IV(F(ii)))                                                                 47,346.19
    (C) Repurchased Loan Proceeds Related to Principal (III(A(iii)+D(iii)))                                   0.00
    (D) Recoveries from Prior Month Charge Offs (IV(F(iii)))                                            182,045.08
                                                                                                 ------------------
    (E) Total Principal Collections (A+B+C+D)                                                    $   24,246,479.71

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                       $   25,174,551.71

VIII. YIELD SUPPLEMENT DEPOSIT                                                                   $      162,147.01

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                            $   25,336,698.72

                                                                          Page 3

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
           Collection Period: January 1, 2007 through January 31, 2007

                                                                                      Determination Date: 02/12/07
                                                                                            Payment Date: 02/15/07

                                              MONTHLY DISTRIBUTIONS
                                              ---------------------

X. FEE DISTRIBUTIONS
    (A) Servicing Fee
      (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(I)(i))                                        $      240,308.40
      (ii)  Servicing Fee Paid             ($ 0.13 per $1,000 original principal amount)                240,308.40
                                                                                                 ------------------
      (iii) Servicing Fee Shortfall                                                              $            0.00
    (B) Reserve Account Investment Income (IV(B))                                                $       61,915.66
    (C) Yield Supplement Account Investment Income (IV(C))                                       $            0.00
    (D) Trust Fees Expense (IV(D))                                                               $        8,000.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
    (A) Interest
      (i)   Class A-1 Notes
            (a) Class A-1 Notes Interest Due                                                     $            0.00
            (b) Class A-1 Notes Interest Paid                                                                 0.00
                                                                                                 ------------------
            (c) Class A-1 Notes Interest Shortfall                                               $            0.00
      (ii)  Class A-2 Notes
            (a) Class A-2 Notes Interest Due                                                     $            0.00
            (b) Class A-2 Notes Interest Paid                                                                 0.00
                                                                                                 ------------------
            (c) Class A-2 Notes Interest Shortfall                                               $            0.00
      (iii) Class A-3 Notes
            (a) Class A-3 Notes Interest Due                                                     $            0.00
            (b) Class A-3 Notes Interest Paid                                                                 0.00
                                                                                                 ------------------
            (c) Class A-3 Notes Interest Shortfall                                               $            0.00
      (iv)  Class A-4 Notes
            (a) Class A-4 Notes Interest Due                                                     $      645,315.75
            (b) Class A-4 Notes Interest Paid                                                           645,315.75
                                                                                                 ------------------
            (c) Class A-4 Notes Interest Shortfall                                               $            0.00
      (v)   Total Note Interest
            (a) Total Note Interest Due                                                          $      645,315.75
            (b) Total Note Interest Paid                                                                645,315.75
                                                                                                 ------------------
            (c) Total Note Interest Shortfall                                                    $            0.00
            (d) Reserve Account Withdrawal for Note Interest                                     $            0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))         $   24,443,074.57
    (B) Principal
      (i)   Noteholders' Principal Distribution Amounts                                          $   23,340,936.89
      (ii)  Class A-1 Notes Principal
            (a) Class A-1 Notes Principal Due                                                    $            0.00
            (b) Class A-1 Notes Principal Paid                                                                0.00
                                                                                                 ------------------
            (c) Class A-1 Notes Principal Shortfall                                              $            0.00
            (d) Reserve Account Withdrawal                                                       $            0.00
      (iii) Class A-2 Notes Principal
            (a) Class A-2 Notes Principal Due                                                    $            0.00
            (b) Class A-2 Notes Principal Paid                                                                0.00
                                                                                                 ------------------
            (c) Class A-2 Notes Principal Shortfall                                              $            0.00
            (d) Reserve Account Withdrawal                                                       $            0.00
      (iv)  Class A-3 Notes Principal
            (a) Class A-3 Notes Principal Due                                                    $            0.00
            (b) Class A-3 Notes Principal Paid                                                                0.00
                                                                                                 ------------------
            (c) Class A-3 Notes Principal Shortfall                                              $            0.00
            (d) Reserve Account Withdrawal                                                       $            0.00
      (v)   Class A-4 Notes Principal
            (a) Class A-4 Notes Principal Due                                                    $   23,340,936.89
            (b) Class A-4 Notes Principal Paid                                                       23,340,936.89
                                                                                                 ------------------
            (c) Class A-4 Notes Principal Shortfall                                              $            0.00
            (d) Reserve Account Withdrawal                                                       $            0.00
      (vi)  Total Notes Principal
            (a) Total Notes Principal Due                                                        $   23,340,936.89
            (b) Total Notes Principal Paid                                                           23,340,936.89
                                                                                                 ------------------
            (c) Total Notes Principal Shortfall                                                  $            0.00
            (d) Reserve Account Withdrawal                                                       $            0.00

XII. RESERVE FUND DEPOSIT
    Amount available for deposit into reserve account                                            $    1,102,137.68
    Amount Deposited into Reserve Account                                                                     0.00
    Excess Amount Released from Reserve Account                                                               0.00
                                                                                                 ------------------
    Excess Funds Available to Cerificateholders                                                       1,102,137.68
                                                                                                 ------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
    (A) Interest
      (i)   Certificates Monthly Interest Due                                                    $       25,144.68
      (ii)  Certificate Interest Shortfall Beginning Balance                                                     0
                                                                                                 ------------------
      (iii) Total Certificates Interest Due                                                      $       25,144.68
      (iv)  Certificate Monthly Interest Paid                                                            25,144.68
                                                                                                 ------------------
      (v)   Certificate Interest Shortfall Ending Balance                                        $            0.00
    (B) Principal
      (i)   Certificates Monthly Principal Due                                                   $      861,610.69
      (ii)  Certificate Principal Shortfall Beginning Balance                                    $            0.00
                                                                                                 ------------------

                                                                          Page 4

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
           Collection Period: January 1, 2007 through January 31, 2007

                                                                                      Determination Date: 02/12/07
                                                                                            Payment Date: 02/15/07

      (iii) Total Certificates Principal Due                                                     $      861,610.69
      (iv)  Certificate Monthly Principal Paid                                                          861,610.69
                                                                                                 ------------------
      (v)   Certificate Principal Shortfall Ending Balance                                       $            0.00
    (C) Release to Seller                                                                        $      215,382.31

                                              DISTRIBUTIONS SUMMARY
                                              ---------------------

    (A) Total Collections                                                                        $   25,336,698.72
    (B) Service Fee                                                                              $      240,308.40
    (C) Trustee Fees                                                                             $        8,000.00
    (D) Class A1 Amount                                                                          $            0.00
    (E) Class A2 Amount                                                                          $            0.00
    (F) Class A3 Amount                                                                          $            0.00
    (G) Class A4 Amount                                                                          $   23,986,252.64
    (H) Amount Deposited into Reserve Account                                                    $            0.00
    (I) Certificateholders                                                                       $      886,755.37
    (J) Release to seller                                                                        $      215,382.31
    (K) Total amount distributed                                                                 $   25,336,698.72
    (L) Amount of Draw from Reserve Account                                                      $            0.00
    (M) Excess Amount Released from Reserve Account                                                           0.00

                          DISTRIBUTION TO SECURITYHOLDERS

    Note Interest Distribution Amount                                                            $      645,315.75
      Class A-1 Notes:                     ($ 0.00 per $1,000 original principal amount)
      Class A-2 Notes:                     ($ 0.00 per $1,000 original principal amount)
      Class A-3 Notes:                     ($ 0.00 per $1,000 original principal amount)
      Class A-4 Notes:                     ($ 1.29 per $1,000 original principal amount)

    Note Principal Distribution Amount                                                               23,340,936.89
      Class A-1 Notes:                     ($ 0.00 per $1,000 original principal amount)
      Class A-2 Notes:                     ($ 0.00 per $1,000 original principal amount)
      Class A-3 Notes:                     ($ 0.00 per $1,000 original principal amount)
      Class A-4 Notes:                     ($ 46.78 per $1,000 original principal amount)

    Note Interest Carryover Shortfall                                                                         0.00
      Change from immediately preceding Payment Date                                                          0.00
      Class A-1 Notes:                     ($ 0.00 per $1,000 original principal amount)
      Class A-2 Notes:                     ($ 0.00 per $1,000 original principal amount)
      Class A-3 Notes:                     ($ 0.00 per $1,000 original principal amount)
      Class A-4 Notes:                     ($ 0.00 per $1,000 original principal amount)

    Note Principal Carryover Shortfall                                                                        0.00
      Change from immediately preceding Payment Date                                                          0.00
      Class A-1 Notes:                     ($ 0.00 per $1,000 original principal amount)
      Class A-2 Notes:                     ($ 0.00 per $1,000 original principal amount)
      Class A-3 Notes:                     ($ 0.00 per $1,000 original principal amount)
      Class A-4 Notes:                     ($ 0.00 per $1,000 original principal amount)

    Certificate Interest Distribution Amount                                                             25,144.68
                                           ($ 0.49 per $1,000 original principal amount)

    Certificate Principal Distribution Amount                                                           861,610.69
                                           ($ 16.93 per $1,000 original principal amount)

    Certificate Interest Carryover Shortfall                                                                  0.00
      Change from immediately preceding Payment Date                                                          0.00
                                           ($ 0.00 per $1,000 original principal amount)
    Certificate Principal Carryover Shortfall                                                                 0.00
      Change from immediately preceding Payment Date                                                          0.00
                                           ($ 0.00 per $1,000 original principal amount)

                                          PORTFOLIO AND SECURITY SUMMARY
                                          ------------------------------

                                                                      Beginning                        End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                          of Period                     of Period
                                                                   ---------------               -----------------
    (A) Balances and Principal Factors
      (i)   Aggregate Balance of Notes                             $277,555,162.01               $  254,214,225.12
      (ii)  Note Pool Factor                                             0.1541973                       0.1412301
      (iii) Class A-1 Notes Balance                                           0.00                            0.00
      (iv)  Class A-1 Notes Pool Factor                                  0.0000000                       0.0000000
      (v)   Class A-2 Notes Balance                                           0.00                            0.00
      (vi)  Class A-2 Notes Pool Factor                                  0.0000000                       0.0000000
      (vii) Class A-3 Notes Balance                                           0.00                            0.00
      (viii)Class A-3 Notes Pool Factor                                  0.0000000                       0.0000000
      (ix)  Class A-4 Notes Balance                                 277,555,162.01                  254,214,225.12
      (x)   Class A-4 Notes Pool Factor                                  0.5562228                       0.5094473
      (xi)  Certificates Balance                                     10,814,917.11                    9,953,306.42
      (xii) Certificates Pool Factor                                     0.2124748                       0.1955472

                                                                          Page 5

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
           Collection Period: January 1, 2007 through January 31, 2007

                                                                                      Determination Date: 02/12/07
                                                                                            Payment Date: 02/15/07

      (xiii)Total Principal Balance of Notes and Certificates       288,370,079.12                  264,167,531.54
    (B) Portfolio Information
      (i)   Weighted Average Coupon (WAC)                                    3.77%                           3.75%
      (ii)  Weighted Average Remaining Maturity (WAM)                        16.81 months                    15.91 months
      (iii) Remaining Number of Receivables                                 55,626                          54,231
      (iv)  Portfolio Receivable Balance                           $288,370,079.12               $  264,167,531.54
    (C) Outstanding Advance Amount                                 $    176,924.56               $      138,614.23
    (D) Outstanding Payahead Balance                               $          0.00               $            0.00

                                               SUMMARY OF ACCOUNTS
                                               -------------------
XV. RECONCILIATION OF RESERVE ACCOUNT
    (A) Beginning Reserve Account Balance                                                        $   13,881,748.20
    (B) Draws                                                                                                 0.00
      (i)   Draw for Servicing Fee                                                                            0.00
      (ii)  Draw for Interest                                                                                 0.00
      (iii) Draw for Realized Losses                                                                          0.00
    (C) Excess Interest Deposited into the Reserve Account                                                    0.00
    (E) Reserve Account Balance Prior to Release                                                     13,881,748.20
    (F) Reserve Account Required Amount                                                              13,881,748.20
    (G) Final Reserve Account Required Amount                                                        13,881,748.20
    (H) Excess Reserve Account Amount                                                                         0.00
    (I) Ending Reserve Account Balance                                                               13,881,748.20

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
    (A) Beginning Yield Supplement Account Balance                                                    1,229,203.36
    (B) Investment Earnings                                                                               5,728.80
    (C) Investment Earnings Withdraw                                                                          0.00
    (D) Additional Yield Supplement Amounts                                                                   0.00
    (E) Yield Supplement Deposit Amount                                                                 162,147.01
                                                                                                 ------------------
    (F) Ending Yield Supplement Account Balance                                                       1,072,785.15

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
    (A) Liquidated Contracts
      (i)   Liquidation Proceeds                                                                 $       47,346.19
      (ii)  Recoveries on Previously Liquidated Contracts                                               182,045.08
    (B) Aggregate Net Losses for Collection Period                                                     (43,932.13)
    (C) Net Loss Rate for Collection Period (annualized)                                                    -0.19%
    (D) Cumulative Net Losses for all Periods                                                        10,198,509.59

    (E) Delinquent Receivables                                    #  Units          Dollar Amount
                                                              ---------------   ----------------------
      (i)    31-60 Days Delinquent                            1,836     3.39%   $9,502,310.89   3.60%
      (ii)  61-90 Days Delinquent                               654     1.21%   $3,423,841.59   1.30%
      (ii) 91 Days or More Delinquent                           122     0.22%   $  627,033.03   0.24%

XVIII. REPOSSESSION ACTIVITY                                       #  Units         Dollar Amount
                                                              ---------------   ----------------------
    (A) Vehicles Repossessed During Collection Period            23     0.04%   $  140,700.17   0.05%
    (B) Total Accumulated Repossessed Vehicles in Inventory      36     0.07%   $  216,147.80   0.08%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
    (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
      (i)   Second Preceding Collection Period                                                              -0.24%
      (ii)  Preceding Collection Period                                                                     -0.19%
      (iii) Current Collection Period                                                                       -0.19%
      (iv)  Three Month Average (Avg(i,ii,iii))                                                             -0.21%
    (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the
        Outstanding Balance of Receivables.
      (i)   Second Preceding Collection Period                                                               1.11%
      (ii)  Preceding Collection Period                                                                      1.20%
      (iii) Current Collection Period                                                                        1.50%
      (iv)  Three Month Average (Avg(i,ii,iii))                                                              1.27%

    (C) Loss and Delinquency Trigger Indicator                                                Trigger was not hit.

    I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

        /s/ Paul Honda
        -----------------------------------
        Mr. Paul Honda
        Assistant Vice President